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                                                                Exhibit 99.1



                      CERTIFICATION OF PERIODIC REPORT



I, John C. Hunter III, Chief Executive Officer of Solutia Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 7, 2002




                                                     /s/ John C. Hunter III
                                                     -----------------------
                                                     John C. Hunter III
                                                     Chief Executive Officer